Exhibit 99.1

© 2012 Polypore International, Inc. Welcome to Investor Day 2012 ROBERT TOTH President & Chief Executive Officer September 12, 2012

Safe Harbor Statement 2 © 2012 Polypore International, Inc. These materials include "forward-looking statements". In these materials, the words “Polypore,” “Polypore International,” “Company,” “we,” “us” and “our” refer to Polypore International, Inc. together with its subsidiaries, unless the context indicates otherwise. All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forwardlooking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; absence of expected returns from intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials or the risk factors set forth above to reflect new information, future events or otherwise, except as may be required under federal securities laws. This presentation contains certain non-GAAP financial measures, including Adjusted EPS (earnings per share). Adjusted EPS is a non-GAAP financial measure presented in this presentation. We define Adjusted EPS as Adjusted Net Income divided by the number of diluted shares of common stock outstanding. We define Adjusted Net Income as income from continuing operations excluding certain items. The adjustments used in calculating Adjusted EPS are consistent with the adjustments used in calculating Adjusted EBITDA, as defined in our credit agreement. We present this non-GAAP financial measure because we believe that it is a useful indicator of our operating performance and facilitates the comparison of results between periods. Adjusted EPS excludes amounts we do not consider part of our ongoing operating results when assessing performance and is calculated consistent with the calculation of Adjusted EBITDA. Adjusted EPS is not a measurement of financial performance under GAAP and such a financial measure should not be considered as an alternative to net income per share or other measures of performance determined in accordance with GAAP. In addition, our calculation of this non-GAAP financial measure may not be comparable to the calculation of any similarly titled measure reported by other companies.

Second Half 2012 Outlook Update 3 © 2012 Polypore International, Inc. Expect strong sequential improvement 3Q’12 to 4Q’12, with 2H’12 earnings in a range similar to or slightly below 1H’12 3Q’12 Adjusted EPS in the low-to-mid 30-cent range – Same temporary items that affected 2Q’12 continued into 3Q’12 (Effect of Italian earthquakes impacting healthcare customers, production start-up costs, FX, cost of supplying lead-acid Asian customers from the US and EU) – Seasonal and weak July and August results – September sales and orders improving – Temporary shut-down of one PHEV production facility 4Q’12 Adjusted EPS in low-50 to low-60 cent range – September sales momentum is expected to continue into 4Q’12 – Strong sequential improvement driven by: Favorable lead-acid winter inventory build Start-up of two EDV production facilities (US and UK) Re-start of PHEV production facility Re-start of several healthcare customers’ facilities in Italy (post earthquake) Fulfillment of orders delayed by filtration customers into 4Q’12 The Company is returning to a period of substantial cash generation as major capital spending nears completion

Today’s Agenda 4 © 2012 Polypore International, Inc. 7:30 am Polypore Business Review Robert Toth, President and CEO Technology Review-Polymers, Pores, Membranes, Products Oliver Schuster, PhD VP of Technology, Separations Media Celgard Business Overview Mitch Pulwer, PhD President, Celgard, LLC Celgard Lithium Battery Separator Technology Review & Batteries 101 Lie Shi, VP of Technology, Celgard, LLC Expert Panel Q&A Robert Toth, Mitch Pulwer, Lie Shi, Oliver Schuster and John Zhang, PhD, Chief Technology Officer of Celgard, LLC Safety & Logistics Mitch Pulwer 10:00 am Buses Depart for Tour 1: Celgard Charlotte Facility All Buses Depart for Tour 2: Lunch & Tour Celgard Concord Facility All 4:00 pm hard stop Tours of Concord Facility All

Investment Highlights World leader in microporous membrane technology Strong foundation of four core growing businesses High recurring revenue Positive long-term trends and leading market positions Businesses have high operating leverage, and substantial capacity investments will drive earnings growth Broad global footprint with large presence in rapid growth Asia region Significant growth opportunity in electric drive vehicles (EDVs), where Polypore has preferred technology and early leadership position Growth driven by positive, long-term demand trends in mobile and portable energy as well as high-performance filtration 5 © 2012 Polypore International, Inc.

POLYPORE

# Leading Positions in Our Business Segments

**LTM Q2-2012 Sales $741mm** | **LTM Q2-2012 Adjusted EBITDA* $235mm**

## *Energy Storage*
*LTM Q2-2012 Sales $557mm*

### ELECTRONICS & EDVs
*LTM Sales $198mm*

Lithium battery separators for…
- Portable hand-held devices
- Power tools
- Electric drive vehicles (EDVs)



### TRANSPORTATION & INDUSTRIAL
*LTM Sales $359mm*

Lead acid battery separators for…
- Auto/truck/bus
- Forklifts
- Backup power



## *Separations Media*
*LTM Q2-2012 Sales $184mm*

### HEALTHCARE
*LTM Sales $116mm*

Membranes used in blood filtration applications…
- Hemodialysis
- Blood oxygenation
- Plasmapheresis



### INDUSTRIAL & SPECIALTY
*LTM Sales $68mm*

Membranes and devices used for…
- Liquid filtration
- Degasification/ gasification
- Water treatment, microelectronics, pharmaceutical, food & beverage, etc.



* As defined in Polypore's senior secured credit agreement

© 2012 Polypore International, Inc.
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What You’ll See Today World class facilities with leading-edge technology Scale advantage and substantial growth capacity available High barriers to entry Preferred process and product technology Focus on quality, reliability, and security of supply for customers 7 © 2012 Polypore International, Inc.

Membrane Technology Oliver Schuster, PhD VP of Technology, Separations Media September 12, 2012

What is a Membrane? A highly engineered nano-structured device that can take the form of a hollow fiber, flat sheet, or tubular membrane. It acts as a selective barrier, allowing some particles or chemicals to pass through, but not others. Interconnected precise nano pores are formed in a polymer Wall thicknesses are very thin and range from 8-1000 microns depending on the application Membranes separate or bring phases together. The operation is controlled by membrane processing and the application Some membranes are hydrophobic while others are hydrophilic in nature depending on the media of the application Highly controlled equipment and manufacturing environments are required to develop and manufacture such complex membrane structures 9 © 2012 Polypore International, Inc.

10 Operating Range of Filtration Processes © 2012 Polypore International, Inc. A virus is 0.05 microns A red blood cell is 6 microns

Membrane Functionality and Importance 11 © 2012 Polypore International, Inc. End Use/Application Membrane Functionality Blood Oxygenation Membrane performs the function of a lung during on-pump open heart surgery by oxygenating blood Plasmapheresis Membranes used in blood cell and plasma separation equipment Hemodialysis Membranes used to clean toxins from the blood and replicate the cleaning function of healthy kidneys Food & Beverage Membranes used for carbonating/degasification and clarification/filtration of wine, beer, and other beverages Pharmaceutical Liquid degasification to improve processing or to remove selective particles by filtration Microelectronics Liquid degasification and specialty filtration for many microelectronic processes Water Purification Filtration of drinking water and pre-filtration for reverse osmosis and other processes in water treatment applications Consumer Electronics and Electric Drive Vehicles (EDVs) Durable physical barrier separating the anode and cathode in rechargeable and disposable lithium batteries Gas Powered Cars, Trucks, and Back-up Power Durable physical barrier separating the anode and cathode in lead-acid batteries

POLYPORE

# Polypore Processes, Polymers, and Applications

| Process/Product Type | Polymers | Application |
|---|---|---|
| Thermally Induced Phase Separation (TIPS)— Capillary Membrane | Polyolefins (PP, PE, PVDF, PMP) | Microfiltration, oxygenation, membrane distillation, gas separation, deareation |
| Solvent Induced Phase Separation (SIPS)— Capillary Membrane | PES, PSU, SPES, PA, PAN, PEI, UHPE | Ultrafiltration, microfiltration, battery separators, water capture, dialysis, plasmapheresis |
| TIPS/SIPS— Flat Membrane | PES, PSU, PA, PVDF, PP, PE, PEI, UPE, PE, | Ultrafiltration, microfiltration, battery separators, membrane distillation |
| Dry-stretch Process— Capillary & Flat Membrane, Contactors | Polyolefins (PP, PE) | Oxygenation, battery separators, deaeration and aeration |
| Melt Extrusion— Capillary Membrane | PET | Heat exchanger for medical devices |
| Foam Spinning (supercritical CO2) | PE, PP, PC, PES, PA, PET, EVA | Porous carriers for plastics industry |

**KEY:** PP=Polypropylene, PE=Polyethylene, PVDF=Polyvinylidene fluoride, PMP=Polymethylpentene, PES=Polyethersulfone, PSU=Polysulfone, SPES=Sulfonated polyethersulfone, PA=Polyamide/nylon, PAN=Polyacrylonitrile, PEI=Polyetherimide, UHPE=Ultra high molecular weight polyethylene, PET=Polyethylene terephthalate, EVA=Ethylene vinyl acetate

© 2012 Polypore International, Inc.
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POLYPORE

# Microporous Membrane Structures—Simplified

*Cross section of one type of flat sheet membrane used in filtration*





*Hollow Fiber Membrane: 30-50 μm (micron) wall thickness with an outer diameter of ~200-300 μm.*

*A Human hair is 80 μm.*


Pore
Membrane wall
Membrane wall

**Symmetric Pore Structure** | **Asymmetric Pore Structure** | **Composite Pore Structure**

*Represents the pore structure or pathway across the membrane wall.*

*The membrane wall is less than the size of a human hair.*

*Polypore has the technological expertise to make ALL of these pore structures*

© 2012 Polypore International, Inc.

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POLYPORE

# Morphology—Pore Structure


flow direction
upstream side
Membrane Wall
Pore
Membrane
Wall
~110 µm*
*A Human Hair is ~80 microns
Protection layer–upstream
Prefilter zone
Retention area
Support zone
Protection layer–downstream
downstream side

**modular functional membrane morphology**

© 2012 Polypore International, Inc. 14

Morphology—Flat Sheet Membrane 15 © 2012 Polypore International, Inc. Protection layer– upstream Prefilter zone Retention area Support zone Protection layer– downstream (MicroPES® 4F, 0.45 micron pore size) Top View Bottom View Cross Section View of Membrane Wall

Hollow Fiber Membrane Structure—One Example (SIPS) 16 © 2012 Polypore International, Inc. * pore size in microns (µm) 0.005 µm 0.1 µm 0.01 µm ~30 micron wall thickness

Pore Structure using TIPS Process—Flat Membrane 17 © 2012 Polypore International, Inc. We control the membrane properties to produce a wide range of pore sizes Pore = 0.1 - 0.2 microns. Typically used for gas transfer and blood oxygenation Pore = 5-7 microns Typically used for blood component separation All three images were taken at the same magnification of 500X. Pore = 25-30 microns. Typically used in prefilters for removing large particles

SEM Pictures of UltraPhobic® Membrane 18 © 2012 Polypore International, Inc. Outer Surface This is a special membrane with a dense outer skin. It is typically used for degasification of low surface tension fluids. 10000 : 1 Dense Outer Layer Dense Outer Layer Dense outer skin Inner Surface SEM=Scanning Electron Microscopy

Knitting Hollow Fiber into Mat Cross Wound Mat Technology 300 micron Polypore has specialty knitting expertise Hollow fiber is converted into a mat or fabric Enhances manufacturing processes and enables consistent membrane area in devices Precision is key Can not damage membrane in knitting process Active hollow fiber membrane Warp yarn-inactive Enlarged to show warp yarn Straight Knit Mat Technology 19 © 2012 Polypore International, Inc.

20 © 2012 Polypore International, Inc. We make a large variety of module designs and sizes to meet a wide array of application needs from industrial to healthcare. Modules range in size from 1 x 1 to 8 x 80 (in inches) Module Manufacturing Process—Liqui-Cel® Extra-Flow Membrane Contactor for degassing

8x40/8x80 High Pressure Degassing Module Designed for high pressure (300 psi) Ideal for offshore oil applications Reduced piping & space requirements Patent applications filed Vacuum / Strip Gas Aqueous Stream Strip Gas Baffle Baffle Cartridge Inter-connector RO Housing 21 © 2012 Polypore International, Inc. Membrane devices displacing alternative capital investments

Liqui-Flux® Water Modules 22 © 2012 Polypore International, Inc. Target applications Process water filtration Waste water treatment (municipal & industrial) Drinking water filtration Pre-filtration to reverse osmosis (e.g. desalination)

Polypore Scientific Expertise We employ many of the leading scientists in their fields for the development and optimization of membranes, modules, contactors and applications We have analytical tools and expertise for the characterization of membrane products, applications testing, and the optimization of production processes We use our scientific know-how, together with leading engineering expertise, to scale up and automate processes for membrane production to enable superior and consistent quality, combined with a highly efficient cost structure 23 © 2012 Polypore International, Inc. We operate five technology centers strategically placed around the world, near our customers, where they are needed most

© 2012 Polypore International, Inc. Celgard Business MITCH PULWER, PhD President, Celgard, LLC September 12, 2012

Markets: Consumer Electronics 25 © 2012 Polypore International, Inc. Separators for Rechargeable Lithium-Ion Batteries: Personal Electronics Notebook computers, tablets Handsets/mobile phones Portable audio/video devices Power Tools Lithium displacing nickel as technology standard Lawn & Garden and Other Applications Lawn mowers, lawn and garden tools Electric bikes, scooters & motorcycles Home electronics (vacuum cleaners)

Markets: EDV and ESS Energy Storage Systems (ESS) Electricity Grid Management Backup & Reserve Power Separators for Rechargeable Lithium-Ion Batteries (Typically Large-format Cells): Electric Drive Vehicles (EDVs) Hybrid Electric Vehicle (HEVs) Plug-In Hybrid Electric Vehicle (PHEVs) Battery Electric Vehicle (BEVs) 26 © 2012 Polypore International, Inc.

EDV Types—What Are the Differences? 27 © 2012 Polypore International, Inc. Battery Electric Vehicle (BEV) Hybrid Electric Vehicle (HEV) Plug-In Hybrid Electric Vehicle (PHEV) Uses batteries alone to power an electric motor Uses a combination of grid electricity and regenerative energy from braking Uses both an electric motor and an internal combustion engine (ICE) Electricity is generated on the car through regenerative braking or by the ICE Uses both an electric motor and ICE Uses a combination of grid electricity, regenerative energy from braking, and power from an ICE

Cell Design and Performance Drives Material Selection Cells are complex and are designed for a specific end-use requirement There are numerous types of cell chemistries used in today's market Material selection is a function of cell chemistry, type of cell, and cell manufacturing process Broad Performance Categories Consumer Electronics (CE) EDV Power Density Torque = drill power Acceleration = 0-60 in time Energy Density run time = hours per charge distance = range © 2012 Polypore International, Inc. 28 Celgard is uniquely positioned and provides separators that meet ALL of these user requirements

29 © 2012 Polypore International, Inc. Membrane Technology for Battery Separators LIE SHI VP of Technology, Celgard, LLC September 12, 2012

Topics for Today Rechargeable Lithium Batteries Consumer Electronics & Electric Drive Vehicle Applications Battery Separators’ Roles and Functions Case Study — From a Battery Maker’s Perspective Separator Process Technologies Highlights of Celgard Technical Capabilities 30 © 2012 Polypore International, Inc.

Rechargeable Lithium Batteries 31 © 2012 Polypore International, Inc. Note: Anode (-) and cathode (+) are generally referred to as the electrodes

Consumer Electronics Batteries 32 © 2012 Polypore International, Inc. can have higher energy density but are not as compact as prismatic.

Cells and Battery Packs for Large Format & EDV 33 © 2012 Polypore International, Inc. Illustrative An electric drive vehicle typically contains one battery pack made up of many large-format prismatic cells, which are configured into module packs that are used in cars. EDV battery packs typically contain mid tens of m2 to mid hundreds of m2 of membrane area

The Roles of the Separator A physical barrier separating anode and cathode An ionic conductive membrane in the presence of electrolyte A reservoir for electrolyte 34 © 2012 Polypore International, Inc. Note: Anode (-) and cathode (+) are generally referred to as the electrodes Electrons CHARGE Current Anode Cathode Separator Lithium-ion Rechargeable Battery Charge Mechanism Current LOAD Electrons Anode Separator Cathode Lithium-ion Rechargeable Battery Discharge Mechanism

Hundreds of Factors to Consider When Making a Separator A physical barrier Membrane thickness Mechanical strength Dielectric strength An ionic conductive membrane Gurley (air permeation measure reflecting ionic transport coefficient) Ionic resistance Tortuosity through the membrane Pore size and its distribution A reservoir for electrolyte Membrane porosity Wettability 35 © 2012 Polypore International, Inc. Striking a right balance is critical

Separator—Highly Functional Chemical stability against oxidation Impacts battery safety and cycle life Micro-thin membrane and nano-meter pore sizes Influence battery capacity and power Shut-down feature Prevent thermal run-aways Thermal stability Low shrinkage High temperature melt integrity Membrane uniformity Balance cells in battery packs Precision, quality, and consistency 36 © 2012 Polypore International, Inc. Critical component with broad range of properties and performance attributes

Separator—A Highly Engineered Nano-structured Device 37 © 2012 Polypore International, Inc. These nano-size and tortuous pathways control the flow of lithium ions while blocking lithium dendrite growth * A human hair is ~80 microns Membrane Surface Typical Membrane Thickness 10 -30 microns* The average pore size is 0.04 microns A red blood cell is 6 microns Membrane Wall

From The Battery Maker’s Perspective 38 © 2012 Polypore International, Inc. Battery Cell Property Separator Property Comments Cell capacity Thickness Higher capacity can be achieved with thinner separator Cell internal resistance Resistance, gurley Separator resistance is a function of thickness, pore size, porosity, tortuosity High-rate performance Resistance, gurley High charge and discharge rate can be achieved with lower resistant separator Long-term cycling Shrinkage, resistance, pore size High shrinkage can lead to poor cycling performance, especially for EDVs High temperature cycling and storage Oxidation resistance High temperature stability Better chemical and thermal stability lead to better cycling and storage performance Self-discharge Consistent strength, free of pin holes Soft-shorts during cell formation can lead to internal current leakage Overcharge Shut-down, thermal stability Separator should shut-down completely and maintain its melt integrity Numerous other abuse tests Shut-down, thermal stability, film strength Separator provides a layer of protection against many thermal events

POLYPORE

# Case Study – Complexity in Replacing a Separator


TIME LINE (multiple years)
Lithium Battery Maker Z
Celgard
Company Z is replacing a 16µm separator
Conduct membrane and battery tests. Prototype, then pilot
Observed acceptable performance but encountered one issue
Two samples resolved issue. Repeat all tests
100% pass. End user qualification
Replace old 16µm with Celgard 16µm
Adjust other materials
Superior results achieved from one sample
Use the new separator for future cell designs
Celgard team clarifies separator requirements
Deploy R&D to develop, test, & submit samples
Formed a joint-team to understand & resolve the issue
Approach the issue from mechanical, thermal, and electrochemical perspectives. Submit new samples
Finalize specification, commercialize new product to support customer needs

***Separator selection is one of the most challenging aspects in cell design***

© 2012 Polypore International, Inc.
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Wet Process Thermally-induced phase separation Higher capital and process costs Longer expansion lead time Solvents limit manufacturing capabilities Separator Manufacturing Technologies 40 Celgard® Dry-process Melt-extrusion and stretching Trilayer & monolayer technology Lower capital and process costs, however, extremely difficult to get it right Wet and dry process separators have been used in consumer electronics cells For EDV and ESS, Celgard dry process is preferred Lower shrinkage, better oxidation resistance, lower manufacturing costs © 2012 Polypore International, Inc.

41 Celgard Pioneered Dry Process & Trilayer Technology © 2012 Polypore International, Inc. Membrane Thickness 16 Microns PP Layer PP Layer PE Layer While Celgard is the only producer with both wet and dry-process separators, Celgard is synonymous with dry process separator technology Over 30 years of experience Dry process preferred by large format battery makers (EDV, ESS) Celgard invented trilayer separator product PP/PE/PP structure combines shut-down, high temperature melt integrity and excellent oxidation resistance all in one membrane Delivers unparalleled cycle and safety performance Celgard trilayer has become one of the most recognized technologies in the Lithium battery industry

Oxidation Resistance Wet PE Separator (This started out like the center image. Oxidation turns it dark and makes it brittle) Celgard® Dry-process Separator Wet PE Separator (This also started out like the center image. Oxidation turns it dark and makes it brittle) 42 © 2012 Polypore International, Inc.

Pioneered dry-process, multilayer and multi-functional separator technology to serve broad needs of Li-batteries Celgard is the only company in the world possessing both wet and dry microporous membrane processes Contributed technically to the advancement of Li-battery systems and their safety Developing coated separator to serve large format battery needs Established strong intellectual property position (patents, trade secrets) Celgard delivers outstanding product performance, reliability, technical solutions and global supply 43 © 2012 Polypore International, Inc. Technological Advancements

Expert Panel Questions & Answers Mitch Pulwer, PhD—President, Celgard, LLC John Zhang, PhD—Chief Technology Officer, Celgard, LLC Lie Shi—VP of Technology, Celgard, LLC Oliver Schuster, PhD—VP of Technology, Separations Media